Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A (the "Registration Statement") of our report dated March 8, 1996, relating to the financials statements and financial highlights of the OVB Prime Obligations Portfolio, OVB Capital Appreciation Portfolio, OVB Emerging Growth Portfolio, OVB Government Securities Portfolio and OVB West Virginia Tax-Exempt Income Portfolio (The "Fund") appearing in the January 31, 1996 Annual Report to Shareholders of The Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the headings "Independent Accountants," "Experts" and "Financial Statements" in the Statement of Additional Information, which are incorporated by reference into the Registration Statement.



PRICE WATERHOUSE LLP
Philadelphia, PA
February 28

                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A (the "Registration Statement") of our report dated March 8, 1996, relating to the financials statements and financial highlights of the Golden Oak Diversified Growth Portfolio, Golden Oak Intermediate-Term Income Portfolio and Golden Oak Prime Obligation Money Market Portfolio (The "Fund") appearing in the January 31, 1996 Annual Report to Shareholders of The Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the headings "Independent Accountants," "Experts" and "Financial Statements" in the Statement of Additional Information, which are incorporated by reference into the Registration Statement.



PRICE WATERHOUSE LLP
Philadelphia, PA
February 28

                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A (the "Registration Statement") of our report dated March 8, 1996, relating to the financials statements and financial highlights of the California Tax Exempt Portfolio and Institutional Tax Free Portfolio (The "Fund") appearing in the January 31, 1996 Annual Report to Shareholders of The Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the headings "Independent Accountants," "Experts" and "Financial Statements" in the Statement of Additional Information, which are incorporated by reference into the Registration Statement.



PRICE WATERHOUSE LLP
Philadelphia, PA
February 28

                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A (the "Registration Statement") of our report dated March 8, 1996, relating to the financials statements and financial highlights of the U.S. Government Securities Money Fund and Prime Obligations Fund (The "Fund") appearing in the January 31, 1996 Annual Report to Shareholders of The Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the headings "Independent Accountants," "Experts" and "Financial Statements" in the Statement of Additional Information, which are incorporated by reference into the Registration Statement.



PRICE WATERHOUSE LLP
Philadelphia, PA
February 28